EXHIBIT 10.12

                                     LICENCE


This Licence is made the First of September two thousand and five between Bioaccelerate Limited whose registered office is at Savannah House 5th Floor 11 Charles II Street London SW1Y 4QU (hereinafter called "the Licensor" ) of the one part and Electronic Game Card Ltd whose registered office is at Savannah House 5th Floor 11 Charles II Street London SW1Y4QU (hereinafter called "the Licensee") of the other part WITNESSETH as follows :

1. THE Licensor shall permit the Licensee to occupy part of the premises known as Savannah House 5th Floor 11 Charles II Street London SW1Y 4QU ("the Premises") more fully described in the First Schedule.

2. The period of occupation by the Licensee shall be for a period of one year less one day commencing on the date hereof ("the Licence Period").

3.       THE Licensee hereby agrees and undertakes with the Licensor as follows:

         (A) A monthly licence fee at the rate of (pound)5000.00 per month plus VAT monthly in advance from the date hereof. In addition apportionments for rates and service charges will be invoiced when received.

         (B) To pay and discharge all telephone charges, Internet and ancillary charges in respect of the Premises for such services as used by the Licensee during the Licence Period.

         (C) To indemnify the Licensor from and against all and any claims demands damages costs and expenses which may be brought or made against or suffered or incurred by the Licensor in respect of or arising out of any accident or invitation (either expressed or implied) of the Licensee and to indemnify the Licensor against any loss or claim or expenses incurred by the Licensor by reason of any damage caused to the Premises (other than by any risk against which the Licensor is insured) by the Licensee

         (D) Not to make any alterations or additions to the Premises or any part or parts thereof

         (E) Not to part with possession of the premises or any part or parts thereof

         (F) To reinstate the Premises and fixtures and fittings therein upon the expiry of the Licence Period to their condition at the date hereof

         (G)      To vacate the Premises on the expiry of the Licence Period.


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4.       This  Licence  may be  terminated  prior to the  expiry of the  Licence
         Period:

         (A) by the Licensor giving notice to the Licensee at any time during the License Period in the event of a breach by the Licensee of any of his agreements contained in Clause 3 hereof in which event this Licence (and the rights granted to the Licensee hereunder) shall determine forthwith upon service of such notice but without prejudice to the rights of either party in respect of any breaches of this Licence which may have occurred prior to the date of determination as aforesaid.

         (B) by either party to this Licence giving one month's notice in writing to the other party pursuant to this sub-clause such notice not to be given until after the expiry of six months from the date of this Licence in which event this Licence (and the rights granted to the Licensee hereunder) shall determine one month after service of such notice but without prejudice to the rights of either party in respect of any breaches of this Licence which may have occurred prior to the date of determination as aforesaid.

5. This Licence does not give the Licensee any rights tenancy rights under the Landlord and Tenant Act 1954



                                            /s/ Linden Boyne
                                            ---------------------------
SIGNED as a deed on behalf of               Authorised Signatory
Bioaccelerate
Limited

                                            /s/ Alan Bowen
                                            ---------------------------
SIGNED as a deed on behalf of               Authorised Signatory
Electronic Game Card
Limited



                                   SCHEDULE 1

The area at the east end of the fifth floor of Savannah House beyond the partition wall with a side frontages on to Charles II Street and St Albans Street plus use of the staff kitchen and toilet facilities.